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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-28899, 333-28901, 333-28905, 333-28931) pertaining to the
ITLA Capital Corporation 1995 Employee Stock Incentive Plan of our report dated January 30, 2003, with respect to the consolidated financial statements and schedules of ITLA Capital Corporation included in the Form 10-K for the year ended December 31, 2002.


/s/ Ernst & Young LLP

Los Angeles, California
March 28, 2003